SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2001
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                                 NCT Group, Inc.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


      Delaware                         0-18267                     59-2501025
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(State or other juris-               (Commission                  (IRS Employer
diction of incorporation)            File Number)                 Identification
                                                                       Number)


20 Ketchum Street, Westport, Connecticut                           06880
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:             (203) 226-4447


                                 Not Applicable
          (Former name or former address, if changes since last report)

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ITEM 5. OTHER EVENTS

On November 14, 2001, NCT Group, Inc. reduced the exercise price from $0.32 to $0.08 for the remaining unexercised 5,000,000 shares of our common stock purchasable under an October 26, 2000 warrant issued to Libra Finance S.A. The October 26, 2000 warrant granted Libra Finance the right to purchase up to 10,000,000 shares of our common stock, par value $0.01 per share, at an exercise price of $0.32 per share. The shares of our common stock underlying the warrant were registered for resale on a registration statement on Form S-1, effective February 12, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Exhibit 10(bg) Letter dated November 14, 2001 from NCT Group,  Inc. to
               Libra Finance S.A. amending terms of October 26, 2000 warrant.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NCT GROUP, INC.
                                   Registrant



                                    By:   /s/ CY E. HAMMOND
                                          -------------------------
                                              Cy E. Hammond
                                              Senior Vice President and
                                              Chief Financial Officer


Date: November 19, 2001



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER                      DOCUMENT DESCRIPTION



Exhibit 10(bg)    Letter dated November 14, 2001 from NCT Group,  Inc.
                  to Libra Finance S.A. amending terms of October 26, 2000 warrant.